UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 29, 2015

ANCHOR BANCORP WISCONSIN INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34955	39-1726871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 West Main Street, Madison, Wisconsin	53703
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 608-252-8700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
On October 29, 2015, Anchor BanCorp Wisconsin Inc. (ABCW or the Company) issued a press release announcing its financial results for the fiscal quarter ended September 30, 2015. A copy of the press release is attached hereto as Exhibit 99.1.
The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act.

Item 7.01	Regulation FD Disclosure.
ABCW is furnishing the Third Quarter 2015 Earnings Presentation, included as Exhibit 99.2 to this Report on Form 8-K, which will be used, in whole or in part, from time to time by executives of the Company in one or more meetings with investors and analysts.
The information furnished pursuant to this Item 7.01, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.
The following exhibits shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

(d)	Exhibit:

99.1	Anchor BanCorp Wisconsin Inc. Press Release dated October 29, 2015.

99.2	Third Quarter 2015 Earnings Presentation.

EXHIBIT #	DESCRIPTION

99.1	Press Release of Anchor BanCorp Wisconsin Inc. dated October 29, 2015.

99.2	Third Quarter 2015 Earnings Presentation.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Anchor BanCorp Wisconsin Inc.
(Registrant)

October 29, 2015	/s/ MARK D. TIMMERMAN
(Date)	Mark D. Timmerman
Executive Vice President, Secretary and General Counsel

Exhibit Index

99.1	Press release dated October 29, 2015.

99.2	Third Quarter 2015 Earnings Presentation.